EXPLANATORY NOTE

The XBRL interactive data file included as an exhibit to this filing relates to the Supplement dated January 17, 2014 to the GMO Series Trust Prospectus dated August 31, 2013 and Statement of Additional Information dated August 31, 2013, as revised October 1, 2013, each as supplemented (each relating to all nineteen series of the Trust), filed with the Securities and Exchange Commission on January 17, 2014 under Rule 497(e) (SEC Accession No. 0001193125-14-014374).

EXHIBIT INDEX

GMO SERIES TRUST

Exhibit Ref.	Title of Exhibit

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Schema Document

EX-101.CAL	XBRL Calculation Linkbase Document

EX-101.LAB	XBRL Labels Linkbase Document

EX-101.PRE	XBRL Presentation Linkbase Document

EX-101.DEF	XBRL Definition Linkbase Document